                                                                  Exhibit 10.24

STATE PROCUREMENT OFFICE
CAPITAL CENTER, SUITE 103
15 SOUTH 15TH AVE
PHOENIX, AZ 85007-3223




                                               IMAGEWARE SOFTWARE INCORPORATED
                                               SUITE 120
                                               15373 INNOVATION DR
                                               SAN DIEGO, CA 92128 -

                                               ATTENTION: JIM MILLER
                                               CONTRACT DOCUMENT ENCLOSED
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              OFFER AND ACCEPTANCE                   STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                               PAGE  Capital Center, Suite 103
[SEAL] SOLICITATION NO.:  AD980064              5
                                                         15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare                        OF    Phoenix, AZ  85007-3223
                                                51
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                                    OFFER

TO THE STATE OF ARIZONA:

  The Undersigned hereby offers and agrees to furnish the material, service or construction in compliance with all terms, conditions, specifications and amendments in the Solicitation and any written exceptions in the offer. Signature also certifies Small Business status.

Arizona Transaction (Sales) Privilege      For classification of this offer,
Tax License No.:                           contact:

                                         Name: Jim Miller
---------------------------------------        -------------------------------
Federal Employer Identification No.:
  33-0224167                             Phone: (619) 673-8600
---------------------------------------        -------------------------------

                                         Fax:  (619) 673-1770
                                               -------------------------------

ImageWare Software Incorporated                 /s/ Jim Miller
---------------------------------------        -------------------------------
           Company Name                      Signature of Person Authorized
                                                     to Sign Offer

15373 Innovation Drive, Suite 120                   Jim Miller
_______________________________________        _______________________________
               Address                                   Printed Name

San Diego, CA 92128                          President and CEO
_______________________________________        _______________________________
City                   State       Zip                      Title

CERTIFICATION

By signature in the Offer section above, the bidder certifies:

1. The submission of the offer did not involve collusion or other anti-competitive practices.
2. The bidder shall not discriminate against any employee or applicant for employment in violation of Federal Executive Order 1124 State Executive Order 75.5 or A.R.S. Section 31-1461 Et. Seq.
3.  The bidder has not given, offered to give, nor intends to give at any time hereafter any economic opportunity, future employment, gift, loan, gratuity, special discount, trip, favor, or service to a public servant in connection with the submitted offer. Failure to provide a valid signature affirming the stipulations required by this clause shall result in rejection of the offer. Signing the offer with a false statement shall void the offer, any resulting contract and may be subject to legal remedies provided by law.
4.  The bidder certifies that the above referenced organization __is/__is not
    a small business with less than 100 employees or      gross revenues of
    $4 million or less.

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                             ACCEPTANCE OF OFFER

The Offer is hereby accepted.

The Contractor is now bound to sell the materials or services listed by the attached contract and based upon the solicitation, including terms, conditions, specifications, amendments, etc., and the Contractor's Offer as accepted by the State.

This contract shall henceforth be referred to as Contract No. AD980064-001
                                                             -----------------
Contractor has been cautioned not to commence any billable work or to provide any material or service under this contract until Contractor receives purchase order, contact release document or written notice to proceed.

                                   State of Arizona
                                   Awarded this  14th  day of    January  19
                                                ------          ---------

                                   /s/ Robert Pierson
                                   -------------------------------------------
                                   Procurement Office
                                   Robert Pierson, Administrator ISU

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                 LETTER OF AWARD                     STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                               PAGE  Capital Center, Suite 103
[SEAL] SOLICITATION NO.:  AD980064              3
                                                         15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare Software Incorporated  OF    Phoenix, AZ  85007-3223
                                                35
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              ImageWare Software Incorporated
              Suite 120
              15373 Innovation Dr
              San Diego, CA 92128-


              Dear Jim Miller:

              Your response to the above referenced solicitation has been reviewed and accepted.

              The award of this contract is contingent on the receipt of a certified Insurance Certificate showing coverages and requirements as specified in Special Terms and Conditions, Insurance, subparagraphs A1, A2, A3, B, C and D, within ten
              (10) days after receipt of this letter.

              You are cautioned not to commence any billable work or to provide any material or service under this activity until you receive a Purchase Order from any using agency. If you have any questions please contact Wendy Summers at (602) 542-9139.

              We look forward to a mutually beneficial contract.

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                  CONTRACT SUMMARY                   STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                               PAGE  Capital Center, Suite 103
[SEAL] CONTRACT NO.:  AD980064 - 001            4
                                                         15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare Software Incorporated  OF    Phoenix, AZ  85007-3223
                                                35
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               CONTRACT TITLE:   AZAFIS Mug Photo Interface Subsystem

                CONTRACT TYPE:   Statewide Contract

              CONTRACT PERIOD:   January 15, 1998 THRU: January 31, 2000


            CONTRACTOR NUMBER:   330224167 - 900

              CONTRACTOR NAME:   ImageWare Software Incorporated

                 CONTACT NAME:   Jim Miller

                      ADDRESS:   Suite 120

                                 15373 Innovation Dr

                                 San Diego, CA 92128

                    TELEPHONE:   (619) 673-8600

                   FAX NUMBER:   (619) 673-1770


           CONTRACTING AGENCY:   State Procurement Office

                 CONTACT NAME:   Wendy Summers

                    TELEPHONE:   (602) 542-9139


                 F.O.B. TERMS:   FOB Delivered

                     DELIVERY:   120 Days ARO

                PAYMENT TERMS:   Net 30

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       UNIFORM GENERAL TERMS AND CONDITIONS          STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                               PAGE  Capital Center, Suite 103
[SEAL]  CONTRACT NO.:  AD980064 - 001            5
                                                         15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare Software Incorporated  OF    Phoenix, AZ  85007-3223
                                                35
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1.     DEFINITION OF TERMS USED IN THESE UNIFORM GENERAL TERMS AND CONDITIONS.

    As used in these terms and conditions, the following terms have the following meaning:

    A. "ATTACHMENTS" means all items required of the Offeror as part of the offer.

    B.   "DAYS" means calendar days unless otherwise specified.

    C.   "DIRECTOR" means Director of the Department of Administration.

    D.   "EXHIBITS" means all items attached to the solicitation.

    E. "GRATUITY" means a payment, loan, subscription, advance, deposit of money, services, or anything or more than nominal value, present or promised, unless consideration of substantially equal or greater value is received.

    F.   "OFFER" means bid, proposal or quotation.

    G.   "OFFEROR" means a vendor who responds to any type of solicitation.

    H. "PROCUREMENT OFFICER" means the person duly authorized to enter into and administer contracts and make written determinations with respect to the contract or his or her designee.

    I. "SOLICITATION" means an invitation for bids (IFB), a request for proposals (RFP), or a request for quotation (RFQ).

2.     APPLICABLE OFFER.

    A. ARIZONA LAW. The law of Arizona applies to this contract including, where applicable, the Uniform Commercial Code as adopted by the State of Arizona.

    B. ARIZONA PROCUREMENT CODE. The Arizona Procurement Code, Arizona Revised Statutes (A.R.S.) Title 41, Chapter 23, and its implementing rules, Arizona Administrative Code (A.A.C.) Title 2, Chapter 7, are a part of this contract as if fully set forth in it.

    C. IMPLIED CONTRACT TERMS. Each provision of law and any terms required by law to be in this contract are a part of this contract as if fully stated in it.

    D. CONTRACT ORDER OF PREFERENCE. In the event of a conflict in the provisions of the contract, as accepted by the State, the following shall prevail in the order set forth below:

      i)      Special Terms and Conditions;

      ii)     Uniform General Terms and Conditions;

      iii)    Specifications;

      iv)     Exhibits;

      v)      Documents referenced in the solicitation;

      vi)     Special Instructions to Offerors; and

      vii)    Uniform Instructions to Offerors.

3.     AUTHORITY.

    This contract is issued under the authority of the procurement officer who signed this contract. Changes to this contract, including the addition of work materials, the revision of payment terms, or the substitution of work materials, directed by an unauthorized State employee or made unilaterally by the contractor are violations of the contract and of applicable law. Such changes, including unauthorized written contract amendments, shall be void and without effect, and the contractor shall not be entitled to any claim under this contract based on those changes.

4.     CONTRACT INTERPRETATION AND AMENDMENT.

    A. NO PAROLE EVIDENCE. This contract is intended by the parties as a final and complete expression of their agreement. No course of prior dealings between the parties and no usage of the trade shall supplement or explain any terms used in this document.

    B. NO WAIVER. Either party's failure to insist on strict performance of any term or condition of the contract shall not be deemed waiver of that term or condition even if the party accepting or acquiescing in the nonconforming performance knows of the nature of the performance and fails to object to it.

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        UNIFORM GENERAL TERMS AND CONDITIONS         STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                              PAGE   Capital Center, Suite 103
[SEAL]  CONTRACT NO.:  AD980064 - 001           6
                                                         15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare Software Incorporated  OF    Phoenix, AZ  85007-3223
                                                35
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    C.   WRITTEN CONTRACT AMENDMENTS.  The contract shall be modified only through a written contract amendment within the scope of the contract signed by the procurement officer on behalf of the State.

    D. NO RIGHT TO RELY ON VERBAL RESPONSES. Any inquiry that raises material issues and results in changes to the solicitation shall be answered solely through a written solicitation amendment. An offeror may not rely on verbal responses to its inquiries.

5.     RECORDS.

    Under A.R.S. [?] 35-214 and 35-215, the contractor shall retain and shall contractually require each subcontractor to retain all data and other records ("records") relating to the acquisition and performance of the contract for a period of five years after the completion of the contract. All records shall be subject to inspection and audit by the State at reasonable times. Upon request, the contractor shall produce a legible copy of any or all such records.

6.     SEVERABILITY.

    The provisions of this contract are severable. Any term or condition deemed illegal or invalid shall not affect any other term or condition of the contract.

7.     RELATIONSHIP OF PARTIES.

    The contractor under this contract is an independent contractor. Neither party to this contract shall be deemed to be the employee or agent of the other party to the contract.

8.     ASSIGNMENT AND DELEGATION.

    The contractor shall not assign any right nor delegate any duty under this contract without the prior written approval of the procurement officer. The State shall not unreasonably withhold approval.

9.     GENERAL INDEMNIFICATION.

    The contractor shall defend, indemnify and hold harmless the State from any claim, demand, suit, liability, judgment and expense (including attorney's fees and other costs of litigation) arising out of or relating to injury, disease, or death of persons or damage to or loss of property resulting from or in connection with the negligent performance of this contract, its agents, employees, and subcontractors or anyone for whom the contractor may be responsible. The obligations, indemnities and liabilities assumed by the contractor under this paragraph shall not extend to any liability caused by the negligence of the State or its employees. The contractor's liability shall not be limited to any provisions or limits of insurance set forth in this contract. The State shall reasonably notify the contractor of any claim for which it may be liable under this paragraph. Pursuant to A.R.S. 41-621 and 35-154, this term does not apply to Contracts between State budget units and political subdivisions.

10.    INDEMNIFICATION - PATENT AND COPYRIGHT.

    The contractor shall defend, indemnify and hold harmless the State from against any liability, including costs and expenses, for infringement of any patent, trademark or copyright arising out of contract performance or use by the State of materials furnished or work performed under this contract. The State shall reasonably notify the contractor of any claim for which it may be liable under this paragraph Pursuant to A.R.S. 41-621 and 35-154, this term does not apply to Contracts between State budget units and political subdivisions.

11.    SUBCONTRACTS.

    The contractor shall not enter into any subcontract under this contract without the advance written approval of the procurement officer. The subcontract shall incorporate by reference the terms and conditions of this contract. A list of all proposed subcontractors must be provided with the offer.

12.    COMPLIANCE WITH APPLICABLE LAWS.

    The materials and services supplied under this contract shall comply with all applicable federal, state and local laws, and the contrator shall maintain all applicable licenses and permits.

13.    PAYMENTS.

    The contractor shall be paid as specified in the contract. The payment must comply with the requirements of A.R.S. Title 35.

14.    ADVERTISING AND PROMOTION OF CONTRACT.

    The contractor shall not advertise or publish information for the commercial benefit concerning this contract without the prior written approval of the procurement officer.

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        UNIFORM GENERAL TERMS AND CONDITIONS         STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                               PAGE  Capital Center, Suite 103
[SEAL]  CONTRACT NO.:  AD980064 - 001            7
                                                         15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare Software Incorporated  OF    Phoenix, AZ  85007-3223
                                                35
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15.    PROPERTY OF THE STATE.

    Any materials, including reports, computer programs and other deliverables, created under this contract are the sole property of the State. The contractor is not entitled to a patent or copyright on those materials and may not transfer the patent or copyright to anyone else. The contractor shall not use or release these materials without the prior written consent of the State.

    The licensor who has obtained the rights to distribute the Licensed Programs(s), owns and retains all title and ownership of any intellectual property rights to and in the Licensed Program(s), including all software, firmware, software master diskettes, copies of software, master Media, documentation and related materials which are acquired, produced or shipped by the licensor to State under this contract, and, all modifications to the Licensed Program(s) acquired by the State under this Contract. The licensor does not transfer any portion of such title or ownership, or any of the associated goodwill to State, and this Contract will not be construed to grant State any right or license, whether by implication, estoppel or otherwise, except as expressly provided. NOTWITHSTANDING ANY OF THE FOREGOING, STATE SHALL IN NO EVENT DECOMPILE, REVERSE ENGINEER, REVERSE COMPILE, MODIFY, TRANSLATE, OR CREATE DERIVATIVE WORKS FROM ANY OF THE LICENSED PROGRAM(S).

16.    THIRD PARTY ANTITRUST VIOLATIONS.

    The contractor assigns to the State any claim for overcharges resulting from antitrust violations to the extent that those violations concern materials or services supplied by third parties to the contractor toward fulfillment of this contract.

17.    RIGHT TO ASSURANCE

    If the State in good faith has reason to believe that the contractor does not intend to, or is unable to perform or continue performing the contract, the procurement officer may demand in writing that the contractor give a written assurance of intent or ability to perform. The demand shall be sent to the contractor by certified mail, return receipt required. Failure by the contractor to provide written assurance within the number of days specified in the demand may, at the State's Option, be the basis for terminating the contract under paragraph 22 of the Uniform General Terms and Conditions.

18.    CANCELLATION FOR CONFLICT OF INTEREST.

    The State may cancel this contract without penalty or further obligation if any person significantly involved in initiating, negotiating, securing, drafting or creating the contract on behalf of the State is or becomes at any time while the contract or an extension of the contract is in effect an employee of or a consultant to any other party to this contract with respect to the subject matter of the contract. The cancellation shall be effective when the contractor receives written notice of the cancellation unless the notice specifies a later time.

19.    GRATUITIES.

    The State may, by written notice to the contractor, immediately terminate this contract if the State determines that employment or gratuity was offered or made by the contractor or a representative of the contractor to any officer or employee of the State for the purpose of influencing the outcome of the procurement or securing the contract, an amendment to the contract, or favorable treatment concerning the contract, including the making of any determination or decision about contract performance. The State, in addition to any other rights or remedies, shall be entitled to recover exemplary damages in the amount of three times the value of the gratuity offered by the contractor.

20.    SUSPENSION OR DEBARMENT.

    The State may, by written notice to the contractor, immediately terminate this contract if the State determines that the contractor has been disbarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity, including but not limited to, being disapproved as a subcontractor of any public procurement unit or other governmental body.

21.    TERMINATION FOR CONVENIENCE.

    The State reserves the right to terminate the contract in whole or in part at anytime for the convenience of the State without penalty or recourse. The procurement officer shall give written notice by certified mail, return receipt requested, to the contractor of the termination at least thirty (30) days before the effective date of the termination.
    Upon receipt of the written notice, the contractor shall immediately notify all subcontractors of the effective date of the termination. In the event of termination under this paragraph shall documents, data and reports prepared by the contractor under the contract shall become the property of and be delivered to the State The contractor shall be entitled to receive just and equitable compensation for work in progress, work completed and material accepted before the effective date of the termination.

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        UNIFORM GENERAL TERMS AND CONDITIONS         STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                               PAGE  Capital Center, Suite 103
[SEAL] CONTRACT NO.:  AD980064 - 001             8
                                                         15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare Software Incorporated  OF     Phoenix, AZ  85007-3223
                                                35
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22.     TERMINATION FOR DEFAULT.

    A. In addition to the rights reserved under Paragraphs 17 through 21 of the Uniform General Terms and Conditions, the State reserves the right to terminate the contract in whole or in part due to the failure of the contractor to comply with any term or condition of the contract, to acquire and maintain all required insurance policies, bonds, licenses and permits, or to make satisfactory progress in performing the contract. The procurement officer shall mail written notice of the termination and reasons for it to the contractor by certified mail, return receipt requested.

    B. Upon termination under this paragraph, all documents, data and reports prepared by the contractor under the contract shall become the property of and be delivered to the State on demand.

    C. The State may, upon termination of this contract, procure, on terms and in the manner that it deems appropriate, materials or services to replace those under this contract. The contractor shall be liable to the State for any excess costs incurred by the State in reprocuring the materials or services.

23.     RIGHT OF OFFSET.

   The State shall be entitled to offset against any sums due the contractor, any expenses or costs incurred by the State or penalties assessed by the State concerning the contractor's nonconforming performance or failure to perform the contract, including expenses, costs and penalties described in paragraph 17 through 22 of the Uniform General Terms and Conditions.

24.     AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR.

   Funds may not presently be available for performance under this contract beyond the current fiscal year. No legal liability on the part of the State for any payment may arise under this contract beyond the current fiscal year until funds are made available for performance of this contract. The State will make reasonable efforts to secure such funds.

25.     CONTRACT CLAIMS.

   All contract claims and controversies under this contract shall be resolved according to A.R.S. Title 41, Chapter 23, Article 9, and A.A.C. R2-7-901 through R2-7-937.

26.     NON-EXCLUSIVE REMEDIES.

   The rights and the remedies of the State under this contract are not exclusive.

27.     AUDIT.

   Pursuant to ARS 35-214, at any time during the term of this contract and five years thereafter, the contractor's or any subcontractor's books and records shall be subject to audit by the State and, where applicable, the Federal Government, to the extent that the books and records relate to the performance of the contract or subcontract.

28.     NON-DISCRIMINATION

   The contractor shall comply with State Executive Order No. 75-5 which mandates that all persons, regardless of race, color, religion, sex, age, national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable federal and state laws, rules and regulations, including the Americans with Disabilities Act. The contractor shall take affirmative action to ensure that applicants for employment, employees and persons to whom it provides services are not discriminated against due to race, creed, color, religion, sex, national origin or disability.

29.     EFFECTIVE DATE.

   The effective date of this contract shall be the date that the procurement officer signs the offer and acceptance form or other official contract form, unless another date is specifically stated in the contract.

30.     FORCE MAJEURE.

    A. Except for payment of sums due, neither party shall be liable to the other nor deemed in default under this contract if and to the extent that such party's performance of this contract is prevented by reason of force majeure. The term FORCE MAJEURE means an occurrence that is beyond the control of the party affected and occurs without its fault or negligence. Without limiting the foregoing, force majeure includes acts of God; acts of the public enemy; war; riots; strikes; mobilization; labor disputes; city disorders; fire; flood; lockouts; injections-intervention-acts; or failures or refusals to act by government authority; and other similar occurrences beyond the control of the party declaring force majeure which such party is unable to prevent by exercising reasonable diligence. The force majeure shall be deemed to commence when the party declaring force majeure notifies the other party of the existence of the force-majeure and shall be deemed to continue as long as the results or effects of the force majeure prevent the party from resuming performance in accordance with this agreement.

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        UNIFORM GENERAL TERMS AND CONDITIONS         STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                               PAGE  Capital Center, Suite 103
[SEAL] CONTRACT NO.:  AD980064 - 001             9
                                                         15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare Software Incorporated  OF    Phoenix, AZ  85007-3223
                                                35
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        Force Majeure shall not include the following occurrences:
       i) Late delivery of equipment or materials caused by congestion at a manufacturer's plant or elsewhere, or an oversold condition of the market; or
       ii) Late performance by a subcontractor unless the delay arises out of a force majeure occurrence in accordance with this force majeure term and condition. Any delay or failure in performance by either party hereto shall not constitute default here under or give rise to any claim for damages or loss of anticipated profits if, and to the extent that such delay or failure is caused by force majeure.
       iii) Inability of either the contractor or any subcontractor to acquire or maintain any required insurance, bonds, licenses or permits.
    B. If either party is delayed at any time in the progress of the work by force majeure, the delayed party shall notify the other party in writing of such delay, as soon as is practicable and no later than the following working day, of the commencement thereof and shall specify the causes of such delay in such notice. Such notice shall be delivered or mailed certified-return receipt and shall make a specific reference to this article, thereby invoking its provisions. The delayed party shall cause such delay to cease as soon as practicable and shall notify the other party in writing when it has done so. The time of completion shall be extended by contract modification for a period of time equal to the time that results or effects of such delay prevent the delayed party from performing in accordance with this contract.

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        UNIFORM GENERAL TERMS AND CONDITIONS         STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                               PAGE  Capital Center, Suite 103
[SEAL] CONTRACT NO.:  AD980064 - 001            10
                                                          15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare Software Incorporated  OF    Phoenix, AZ  85007-3223
                                                35
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31.    APPLICABLE TAXES.
    A. APPLICABLE TAXES. The state will pay only the rate and/or amount of taxes identified in the offer and in any resulting contract.
    B. TAX INDEMNIFICATION. Contractor and all subcontractors shall pay all federal, state and local taxes applicable to its operation and any persons employed by the Contractor. Contractor shall, and require all subcontractors to hold the State harmless from any responsibility for taxes, penalties and interest, if applicable, contributions required under federal, and/or state and local laws and regulations and any other costs including transaction privilege taxes, unemployment compensation insurance, Social Security and Worker's Compensation.
    C. IRS W9 FORM. In order to receive payment under any resulting contract, contractor must have a current I.R.S. W9 Form or file with the State of Arizona, Department of Administration, General Accounting Office.

32.    RISK OF LOSS.
    The contractor shall bear all loss of conforming material covered under this contract until received by authorized personnel at the location designated in the purchase order. Mere receipt does not constitute final acceptance. The risk of loss for nonconforming materials shall remain with the contractor regardless of receipt.

33.    INSPECTION AND TESTING.
    The contractor agrees to permit access to its facilities at reasonable times for inspection of the materials covered under this contract the contractor's facilities, and the contractor's processes for producing the materials. The State shall also have the right to test at its own cost the materials to be supplied under this contract. Neither inspection at the contractor's facilities nor testing shall constitute final acceptance of the materials.

34.    NONCONFORMING TENDER.
    Materials supplied under this contract shall fully comply with the contract. The delivery of materials or a portion of the materials in an installment that do not fully comply constitutes a breach of contract. On delivery of nonconforming materials, the State may terminate the contract for default under applicable termination clauses in the contract, exercise any of its rights and remedies under the Uniform Commercial Code, or pursue any other right or remedy available to it.

35.    WARRANTIES.

    A. LIENS. The contractor warrants that the materials supplied under this contract are free of liens.
    B. QUALITY. Unless otherwise modified elsewhere in these terms and conditions, the contractor warrants that, for one year after acceptance by the State of the materials, they shall be:
       i) of a quality to pass without objection in the trade under the contract description;
       ii) fit for the intended purposes for which the materials are used;
       iii) within the variations permitted by the contract and are of even kind, quality, and quality within each unit and among all units;

       iv) adequately contained, packaged and marked as the contract may require; and
       v) conform to the written promises or affirmations of fact made by the contractor.
    C. FITNESS. The contractor warrants that any material supplied to the State shall fully conform to all requirements of the solicitation and all representations of the contractor, and shall be fit for all purposes and uses required by the contract.
    D. INSPECTION/TESTING. The warranties set forth in subparagraphs A through C of this paragraph are not affected by inspection testing of or payment for the materials by the State.
    E. EXCLUSIONS. Except as otherwise set forth in this contract, there are no express or implied warranties or merchant ability or fitness.

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           SPECIAL TERMS AND CONDITIONS              STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                               PAGE  Capital Center, Suite 103
[SEAL] CONTRACT NO.:  AD980064 - 001            11
                                                         15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare Software Incorporated  OF    Phoenix, AZ  85007-3223
                                                35
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ELIGIBLE AGENCIES (STATEWIDE)
Any contract resulting from this solicitation shall be for the use of all State of Arizona departments, agencies and boards. In addition, eligible universities, political subdivisions and nonprofit educational or public health institutions may participate at their discretion. In order to participate in any resultant contract, a university, political subdivision, or nonprofit educational or public health institution must have entered into a cooperative purchasing agreement with the State Procurement Office as required by Arizona Revised Statutes 41-2642.

CONTRACT TYPE (TERM)
Fixed price term indefinite quantity.

DELIVERY
For the initial installation of the seventeen (17) sites throughout the State, delivery, installation and acceptance testing shall be completed by April 15, 1998.

Capture and/or investigative workstations ordered throughout the term of any resultant contract shall be completely delivered and installed within thirty
(30) days after receipt of a Contract Release Order/Purchase Order Document.

SHIPPING F.O.B. DELIVERED
Prices shall be F.O.B. destination to the delivery location designated on any purchase order issued against any resultant contract. Contractor shall retain title and control of all goods until they are delivered and the contract of coverage has been completed. All risk of transportation and all related charges shall be the responsibility of the contractor. All claims for visible or concealed damage shall be filed by the contractor. The state will notify the contractor promptly of any damaged goods and shall assist the contractor in arranging for inspection.

WARRANTY (12 MONTHS)
All equipment supplied under this specification shall be fully guaranteed by the contractor for a minimum period of 12 months from the date of acceptance by the state. Any defects of design, workmanship, or materials, that would result in non-compliance with the contract specification, shall be fully corrected by the contractor (including parts and labor) without cost to the state. The written warranty shall be included with the delivered products to the using entity.

TERM OF CONTRACT (2 YEAR)
The term of any resultant contract shall commence on the first day of the month following the date of award and shall continue for a period of two (2) years thereafter, unless terminated, canceled or extended as otherwise provided herein.

CONTRACT EXTENSION
By mutual written contract amendment, any resultant contract may be extended for supplemental periods of up to a maximum of thirty-six (36) months.

PRICING
Pricing (Delivered and Installed) All prices shall include delivery, complete installation and warranty.

For optional and supplemental equipment to be purchased throughout the term of any resultant contracts, offerors may provide a discount manufacturer's price list. Offerors shall provide manufacturer's price lists with their offer.

Prices provided for the initial seventeen (17) MPIS sites shall be firm for one
(1) year and agencies purchasing similar configurations shall receive the same pricing.

PAYMENT
The State will make complete payment of the installation of the initial seventeen (17) sites within thirty (30) days after acceptance of the system, in accordance with the Acceptance Testing procedures, by the State Department of Public Safety.

Payment will be made within thirty (30) days of the successful installation of any capture or investigative workstation purchased throughout the term of any resultant contract by an eligible agency.

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MANUFACTURER'S REPRESENTATIVE
Dealers who submit an offer as a manufacturer's representative must supplement the offer with a letter from each manufacturer involved certifying that the vendor is a bona fide dealer for the specific equipment presented, that the vendor is authorized to submit an offer on such equipment, and guarantees that should the dealer fail to satisfactorily fulfill any obligations established as a result of the anticipated contract awards. The manufacturer, upon assignment by the state, will either assume and discharge such obligations or provide for their competent assumption by one or more bona fide dealers for the balance of the contract period.

MAINTENANCE (LOCAL)
In order to assure that any ensuing contracts will provide the necessary maintenance support required for the equipment specified, each potential contractor must have at least one (1) maintenance facility located within the State of Arizona or have specific agreements in force with a third party to provide maintenance. Each maintenance facility must be staffed by trained technicians and have sufficient parts in inventory in order to provide quality service on the equipment specified. The State Procurement Office may inspect the maintenance facilities to determine adequacy.

CURRENT PRODUCTS
All equipment, materials, parts and other components incorporated in the work or an item covered by this contract shall be new, in current and ongoing production; shall have been formally announced for general marketing purposes; shall be a model or type currently functioning in a user (pay customer) environment and capable of meeting or exceeding all specifications and requirements set forth in this solicitation.

INSURANCE
A. Without limiting any liabilities or any other obligation of the Contractor, the Contractor shall purchase and maintain, in a company or companies lawfully authorized to do business in the State of Arizona, and rated at least "A VII" in the current A.M. Best's, the minimum insurance coverage below:

1. Commercial General Liability, with minimum limits of S1,000,000.00 per occurrence, and an unimpaired products and completed operations aggregate limit and general aggregate minimum limit of S2,000,000.00. Coverage shall be at least as broad as the Insurance Service Office, Inc. Form CG25031185, issued on an Occurrence basis, and endorsed to add the State of Arizona as an Additional Insured with reference to this contract. The policy shall include coverage for:

Bodily Injury;
Broad Form Property Damage (including completed operations);
Personal Injury;
Blanket Contractual Liability;
Products and Completed Operations, and this coverage shall extend for one year past acceptance, cancellation or termination of the service or work defined in this contract;
Fire Legal Liability.

2. Business Automobile Liability, with minimum limits of $1,000,000.00 per occurrence combined single limit, with Insurance Service Office, Inc. Declarations to include Symbol One (Any Auto) applicable to claims arising from bodily injury, death or property damage arising out of the ownership, maintenance or use of any auto. The policy shall be endorsed to add the State of Arizona as an Additional Insured with reference to this contract.

3. Worker's Compensation (Coverage A): Statutory Arizona benefits; Employer's Liability (Coverage B): $500,000.00 each accident;
                                        $500,000.00 each employee/disease;
                                        $1,000,000.00 policy limit/disease.

Policy Shall Include endorsement for All State coverage for state of hire.

4. Professional Liability Insurance with minimum limits of $1,000,000.00 Each Claim (or Each Wrongful Act) with a Retroactive Liability Date (if applicable to Claims-Made coverage) the same as the effective date of this contract. The policy shall cover professional misconduct

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or lack of ordinary skill for those positions defined in the Scope of Work or
Specifications of this contract and, at the discretion of the State of Arizona, shall include one of the following types of Professional Liability policies:

Directors and Officers;
Errors and Omissions;
Medical Malpractice;
Druggists Professional;
Architects/Engineers Professional;
Lawyers Professional;
Teachers Professional;
Accountants Professional;
Social Workers Professional.

The State of Arizona shall be named as an Additional Insured as its interests may appear.

The policy shall contain an Extended Claim Reporting Provision of not less than one year following termination of the policy.

B. The State of Arizona reserves the right to request and receive certified copies of all policies and endorsements within ten calendar day of contract signature.

C. Certificates of Insurance acceptable to the State of Arizona shall be issued and delivered prior to the commencement of the work defined in this contract, and shall identify this contract and include certified copies of endorsements naming the State of Arizona as Additional Insured for liability coverages. The certificates, insurance policies and endorsements required by this paragraph shall contain a provision that coverages afforded will not be canceled until at least 50 days prior written notice has been given to the State of Arizona. All coverages, conditions, limits and endorsements shall remain in full force and effect as required in this contract.

D. Failure on the part of the Contractor to meet these requirements shall constitute a material breach of contract, upon which the State of Arizona may immediately terminate this agreement or, at its discretion, procure or renew such insurance and pay any and all premiums in connection therewith, and all monies so paid by the State of Arizona shall be repaid by the Contractor upon demand, or the State of Arizona may offset the cost of the premiums against any monies due to the contractor. Costs for coverages broader than those required or for limits in excess of those required shall not be charged to the State of Arizona. Contractor and its insurer(s) providing the required coverages shall waive their rights of recovery against the State of Arizona, its Departments, Employees and Officers, Agencies, Boards and Commissions.

LICENSES
Contractor shall maintain in current status all federal, state and local licenses and permits required for the operation of the business conducted by the contractor.

KEY PERSONNEL
It is essential that the contractor provide an adequate staff of experienced personnel, capable of and devoted to the successful accomplishment of work to be performed under this contract. The contractor must assign specific individuals to the key positions. Once assigned to work under the contract, key personnel shall not be removed or replaced without the prior written approval of the issuing agency and a copy to the procurement office of record.

MILLENNIUM COMPLIANT SOFTWARE
As delivered, the software products specified herein will be "Millennium Compliant". For the purpose of this solicitation and any resultant contract, "Millennium Compliance" is the quality of a proposed software product to provide all of the following functions:

1. Handle date information before, during and after January 1, 2000, including but not limited to accepting date input, providing date output and performing calculations on dates or portions of dates;

2. Function accurately and without interruption before, during and after January 1, 2000, without any change in operations associated with the advent of the new century;



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3. Respond to two-digit year date input in a way that resolves the ambiguity as to century in a disclosed, defined and predetermined manner and;

4. Store and provide output of date information in ways that are unambiguous as to century.

Responding vendors are required to provide a clear statement as to the product's current millennium compliance. This statement should address the four above points and be marked as "Millennium Compliance Affidavit".

NEW TECHNOLOGY
New products announced by the manufacturers on contract may be added to the existing contract during the course of the contract. Pricing shall be equivalent to the percent of list for each brand or class of equipment originally awarded.

ORDERING PROCESS
Upon award of a contract by the State Procurement Office, any designated agency may procure the specific material and/or service awarded by the issuance of a contract release order to the appropriate contractor. Each contract release order must cite the correct Arizona Contract number. The award of a contract shall be in accordance with the Arizona Procurement Code and all transactions and procedures required by the code for public bidding have been complied with. A contract release order for the awarded material and/or service that cites the correct Arizona contract number is the only document required for the agency to order and the contractor to deliver the material and/or service.

Any attempt to represent any material and/or service not specifically awarded as being under contract with the State of Arizona is a violation of the contract and the Arizona Procurement Code. Any such action is subject to the legal and contractual remedies available to the state inclusive of, but not limited to, contract cancellation, suspension and/or debarment of the contractor.

PRICE INCREASE (AFTER ONE YEAR)
The State Procurement Office may review a fully documented request for a price increase only after the contract has been in effect for one (1) year. A price increase adjustment shall only be considered at the time of a contract extension and shall be a factor in the extension review process. The State Procurement Office shall determine whether the requested price increase or an alternate option is in the best interest of the state.

The price increase adjustment, if approved, will be effective upon the effective date of the contract extension.

SAFETY STANDARDS
All items supplied on this contract must comply with the current applicable occupational safety and health standards of the State of Arizona Industrial Commission, The National Electric Code, and The National Fire Protection Association Standards.

SERIAL NUMBERS
The contract is for equipment on which the original manufacturers AE serial number has not been altered in any way. Throughout the contract term, the state reserves the right to reject any altered equipment.

NON-EXCLUSIVE CONTRACT
Any contract resulting form this solicitation shall be awarded with the understanding and agreement that it is for the sole convenience of the State of Arizona. The state reserves the right to obtain like goods or services from another source when necessary. Off-contract purchase authorization (SPO form
150) may only be approved by the State Procurement Administrator. Approval shall be at the exclusive discretion of the State Procurement Administrator and shall be final. However, approval shall be granted only after a proper review and when deemed to be appropriate. Off-contract procurement shall be consistent with the Arizona Procurement Code.

CONFIDENTIALITY OF RECORDS
The contractor shall establish and maintain procedures and controls that are acceptable to the state for the purpose of assuring that no information contained in its records or obtained from the state or from others carrying out its functions under the contract shall be used by or disclosed by it, its agents, officers, or employees, except as required to efficiently perform duties under the contract. Persons requesting such information shall be referred to the state. Contractor also agrees that any information pertaining to individual persons shall not be


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divulged other than to employees or officers of the contractor as needed for the performance of duties under the contract, unless otherwise agreed to in writing by the state.

CONTRABAND Any person who takes into or out of, or attempts to take into or out of a correctional facility or the grounds belonging to or adjacent to a correctional facility, any item not specifically authorized by the correctional facility shall be prosecuted under the provisions of the Arizona Revised Statutes. All persons, including employees and visitors, entering upon these confines are subject to routine searches of their person, vehicles, property of packages.

DEFINITION - A.R.S.        13-2501

Contraband means any dangerous drug, narcotic drug, intoxication liquor of any kind, deadly weapon, dangerous instrument, explosive or any other article whose use or possession would endanger the safety, security, or preservation of order in a correctional institution or any person therein. (Any other article includes any substance which could cause abnormal behavior, i.e. marijuana, non-prescription medication, etc.)

         PROMOTING PRISON CONTRABAND - A.R.S. 13-2505

1. A person, not otherwise authorized by law, commits promoting prison contraband:

A. By knowingly taking contraband into a correctional facility or the grounds of such a facility; or

B. By knowingly conveying contraband to any person confined in a correctional facility; or

C. By knowingly making, obtaining or possessing contraband while being confined in a correctional facility.

2.       Promoting prison contraband is a Class 5 felony.

CONTRACT DEFAULT

A. The state, by written notice of default to the contractor, may terminate the whole or any part of this contract in any one of the following circumstances:

1. If the contractor fails to make delivery of the supplies or to perform the services within the time specified; or

2. If the contractor fails to perform any of the other provisions of this contract; and fails to remedy the situations within a period of ten (10) days after receipt of notice.

B. In the event the state terminates this contract in whole or part, the state may procure supplies or services similar to those terminated and the contractor shall be liable to the state for any excess costs for such similar supplies or services.

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          ARIZONA AUTOMATED FINGERPRINT IDENTIFICATION SYSTEM (AZAFIS)
                          MUG PHOTO INTERFACE SUBSYSTEM

1.       INTRODUCTION AND OVERVIEW

         The Arizona State Procurement Office is issuing this Request for Proposal (RFP) to invite qualified offerors to submit proposals for the purchase, delivery, installation, and maintenance of a Mug Photo Interface Subsystem. This RFP sets forth the requirements for a Mug Photo Interface Subsystem as defined by the State.

         The AZAFIS Mug Photo Interface Subsystem shall be initially comprised of a centralized statewide image database operated and maintained and located at the Department of Public Safety, fifteen mug photo interfaces at the primary booking facilities in each county in Arizona. (See Exhibit A for additional Funded Sites) The electronic Mug Photo Interface Subsystem will be interfaced to the existing AZAFIS livescan equipment in each proposed site. The system will utilize electronic image technology for mug photos. The primary objective of the system is to provide electronic capture, transmittal and retrieval of mug photo images via the AZAFIS frame relay network. Additional images contained in the statewide database would include scars, marks, and tattoo's, yearbook photos, and vehicle photos.

         1.1 Conceptually there will be two types of electronic mug photo devices:

                  1.1.1    Capture Site

                           An input/retrieval workstation that will be interfaced to the AZAFIS livescan equipment in each county jail to capture mug photos and scars, marks, and tattoos of each arrestee when booked and fingerprinted. A processing control number (PCN) currently issued by the livescan equipment for each arrest incident must also be applied to the mug photos and other images taken at the time of booking. Once the mug photo is captured, the image and associated textual information will be electronically sent to the centralized database at the Department of Public Safety. This same device will also be used to retrieve mug photos from the centralized database.

                  1.1.2.   Investigative Site

                           An investigative workstation that will not have the technical ability to capture mug photos but, will be used at sites other than booking facilities to retrieve standardized mug photo lineups and other electronic images via the existing AZAFIS network. This workstation will also have the capability to input yearbook photos, family photos, etc. The investigators must be able to define queries by specifying a set of physical attributes. The system must then prepare and present a list of potential candidates. The selection of individuals for inclusion in the list must be done on the basis of the criteria specified in the query.

2.       DEFINITIONS

         BOOKING The process of fingerprinting, recording, identifying and gathering descriptive information related to an arrestee.

         MUGSHOT/FACIAL IMAGE       Color photos that are taken of an arrestee.

         PCN Processing Control Number: A unique internally assigned ten-character numeric computer generated assigned to each arrest and nonarrest fingerprint record that is processed through AZAFIS. The first two digits of the PCN designates the agency which generated the record. The next two digits of the PCN designate the specific capture device. The last six digits of the PCN are sequential processing numbers. PCNs are used by AZAFIS to track transactions or records within the system. Processing Control Numbers for livescan are to autogenerated by the livescan or image scanner software.



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      SID                    State Identification Number

      OPPIS                  Optical Print and Photo Image Subsystem

      NCIC                   National Crime Information Center

      STATE The Arizona Department of Public Safety/AZAFIS State System Administrator

      ACCEPTANCE TEST        The tests intended to determine that all the
                             delivered equipment and software comply with the contract and to determine the reliability of the system.

      PRIME CONTRACTOR       The offeror to whom an award is made and who is
                             soley responsible for all maintenence, repair, training, installation and replacement of all system hardware and software. Acts as sole point of contact for the above actions.

      SITE ACCEPTANCE        Is a test run by the State to determine site
                             compliance and connectivity prior to becoming an active party in the State System.

      TWAIN A standard application protocol that allows cross platform and multi-manufacturer communication from the scanner to the software.

      USER-DEFINED           Operational parameters, the values of which are
                             initially determined by authorized personnel.
                             When the system is being installed and based on experience with the system can be defined by them. Examples: the interval in which a report is printed the designated printer or printers on which it is output, and the day and time at which it printed.

      USER-MAINTAINED        Related operational parameters usually
                             maintained in lists, which authorized persons can establish initially when the system is installed and can add to or remove as necessitated by experience with the system. For example: the common types of scars, marks, tattoos or height, weight and eye/hair color.

      OPERATOR Individual whose access to the Mug Photo Interface is determined by the system manager by means of a password.

      MPI TASK FORCE         A task force that is charged with the
                             development, evaluation, acceptance and
                             implemention of the AZAFIS Mug Photo Interface
                             Subsystem.

      AZAFIS                 Arizona Automated Fingerprint Identification
                             System

      ODBC                   Open database compliant.

      NIST                   National Institute of Standards and Technololgy.

      CSL The Computer Systems Laboratory of NIST which is now referred to as the Information Technology Laboratory (ITL).

      ITL                    Information Technology Laboratory.

      ANSI                   American National Standards Institute, Inc.

      TCP/IP                 Transmission Control Protocol/Internet Program.


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      INDENTIX               The subcontractor for the TP600 Systems.

      TP600 A device that electronically captures and transmits fingerprint impressions to the AZAFIS system.

      IISI                   The contractor for the AZAFIS Image Scanner
                             Subsystem.

      GUI                    A graphical user interface.

      PO                     A purchase order for procurement of AZAFIS Mug
                             Photo Interface Subsystem.

      SMT                    The abbreviation for scars, marks and tatoo's.

      ID                     Identification

      OCR                    Optical character recognition.

      RFP                    Request for Proposal.

      URS                    User requirements specifications.

      TRANSACTION            The capture, input, and/or retrieval of a
                             subject's photograph and associated demographics between a workstation and a central server or records management system via a wide area network
                             (WAN) or local area. (LAN)

      NAMSI North American Morpho Systems, Inc. The States primary contractor for AZAFIS System and the INDENTIX TP600 systems.

3.    PURPOSE

      This section describes the functional and technological base that the State of Arizona Department of Public Safety has established for the implementation of a large scale modern electronic imaging system, which shall be called the AZAFIS Mug Photo Interface Subsystem. Further the subsystem is intended to:

      3.1 guide the implementation of technology to meet the immediate imaging needs of the State of Arizona Department of Public Safety, the fifteen counties in Arizona, and other cooperating government agencies within the State of Arizona;

      3.2 establish the technology upon which the State can proceed with the implementation of its long term strategy relating to the integration and management of images (OPPIS);

      3.3 promote the technology necessary to permit the cost effective and efficient exchange of image based records between the State and other cooperating state criminal justice agencies;

      3.4 establish a centralized database through which all images captured will be stored and retrieved.

4.    OBJECTIVES

      The primary objective of the AZAFIS Mug Photo Interface Subsystem is to:

      4.1   implement a state wide system to service;

                a Central Site,


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            Fifteen county booking stations and other law enforcement agencies as they come on line, and

            Criminal Justice Agencies and other cooperating State agencies.

      4.2 provide for the installation of equipment to electronically capture, transmit, and retrieve images and data from a central site;

      4.3 establish a system capable of providing photo images in a variety of common computer file and printed hardcopy formats;

      4.4 and ensure that the selected technology is capable of meeting the long range strategic image management plans of the State.

5.    MANDATORY REQUIREMENTS:

      The offeror shall comply with the following mandatory requirements. FAILURE IN ANY AREA, AS DETERMINED BY THE AZAFIS MUG PHOTO TASK FORCE AND STATE PROCUREMENT, SHALL HAVE A NEGATIVE IMPACT ON THE EVALUATION OF THE OFFEROR'S PROPOSAL.

      5.1   Shall meet ANSI/NIST-CSL1-1993 and NIST-CSL 1-960401 and NIST
            Best Practice Recommendations Version 2.0 dated September 11, 1997. (Appendix A) The NIST Best Practice Recommendation shall prevail if there are conflicts with NCIC 2000 Standards.

      5.2   Shall comply with NCIC 2000 standards.

      5.3   Shall be Open Data Base Compliant (ODBC)

      5.4   Shall be TWAIN compliant.

      5.5   Shall be PC based.

      5.6 Shall be capable of indexing multiple images to a single control number (PCN).

      5.7   Shall operate within TCP/IP network protocol.

      5.8 Shall interface with AZAFIS network via INDENTIX TP600 livescan work station or the IISI Fingerprint Image Scanner Interface Subsystem in order to duplicate the autogenerated PCNs to the Mug Photo file. To minimize duplicated data entry functions, individual agencies, at their own expense, may wish to negotiate interfaces to the TP600, the MPI, jail management systems, or record management systems.

      5.9 The MPI shall provide the user with the capability to generate a photo-line up of at least six images. The MPI shall retrieve and display the images of all subjects with characteristics that match, or substantially match, those of the line-up subject. The user shall then be able to select or reject from the images retrieved up to five that together with the subject's constitute the line-up. The user shall be able to arrange the selected images in any order, and print them on a single sheet, with the option of a disclaimer, for viewing.

      5.10 Proposed system SHALL NOT contain proprietary hardware, software, or operating systems.

      5.11 Shall allow for the connection of additional capture devices by means of industry standard connectors. (i.e. Cameras, scanners, film recorders)

      5.12 Camera shall the equipped with a remote pan/tilt mount. It is preferred that this mount is controlled via the key board, however if a separate controller is necessary it shall be secured to the system.

      5.13 Shall be capable of performing searches using NCIC demographics codes and additional search criteria as defined by the user.






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      5.14  Capture station shall be fully-functional without the use of a mouse.

      5.15 The system shall have store and forward capabilities in order to remain functional during times of network unavailablility. Shall automatically forward those files generated during times of network unavailability.

      5.16 The offeror shall supply and describe an appropriate server to be located at the Arizona Department of Public Safety. The MPI shall be capable of transmitting and receiving electronic images from this central server and each installation site.

      5.17 Software and on-site hardware maintenance support for the MPI shall be provided by the offeror. All software changes shall be tested and approved by the State. The offeror shall receive authorization from the State prior to installing any new software.

      5.18 The offeror shall provide an itemized description and cost information for the design, development and implementation of the necessary computer software and hardware required to provide statewide access to mug photo's stored in the States central image server at the Department of Public Safety.

      5.19 The proposed network shall include bi-directional communication between each MPI system at each installation site and the Central Database at the Arizona Department of Public Safety.

      5.20 MPI images shall be captured and stored in a format that will allow for the transmission of images via modem to remote sites.

      5.21 The MPI shall provide 98% availability of the basic functions exclusive of functions performed by interfacing systems. In no circumstance shall the system be required to be taken off-line for routine maintenance or housekeeping activities.

      5.22 To the greatest extent possible, single points of potential failure shall be eliminated. Primary server shall be redundant with automatic fail over capabilities.

      5.23 The system shall provide a switch over capability of terminal interfaces from the primary to the back up system that is transparent to, and requires no intervention from the user. There shall be no requirement for the user to activate any software or manipulate any switches.

      5.24 The MPI shall utilize a full graphic user interface (GUI) which provides multiple, movable, and sizable windows.

      5.25 The system shall be modular in design. It shall also be possible to add, upgrade, or replace software modules in the system with relative ease.

      5.26 The system shall allow a user to select a portion of an image to be enlarged for viewing. System shall allow this enlarged image to be printed.

      5.27 It shall be possible to print any display presented to a user on a MPI workstation. The display printouts shall include all header information, and shall be readable and usable.

      5.28 The MPI shall allow ad hoc inquiries both about individuals who have been entered into the system and about the statistical and historical use of the data base.

      5.29 The MPI must interface with existing mug photo systems as identified in Exhibit B. Offerors shall describle in detail how their proposed interfaces will affect transaction functionally on the existing mug photo systems. For example, will the existing systems be able to access photos residing in the State's central database to construct their photo lineups? Offeror shall address all known transactions, taking care to define any loss of present functionality and/or changes in presentation (user look and feel) If interfacing with any of the existing mug photo systems will require cooperative agreements with


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            offerors marketing/supporting the existing mug photo systems, offerors shall provide documents confirming that cooperative agreements have or can be established.

      5.30 The MPI shall have the capability to electronically send information to and receive information from other cooperating criminal justice agencies. Access to the information in both the MPI and participating agencies data bases shall be limited, in all cases, to users with security access codes acceptable to both the Arizona Department of Public Safety and the cooperating agency.

      5.31 The MPI shall generate outputs in the format determined by the State. Inputs from each interfacing system shall be in the State format. The prime contractor shall assist in any necessary conversion between these systems.

      5.32 The MPI shall be both menu and command driven. There shall be standardized movement from screen to screen without having to return to the main menu. System messages shall be standardized and detailed field specific help functions shall be provided.

      5.33 The MPI shall have a manual capture operation to provide essential functions in the those instances in which part or all of the systems fails. The manual capability shall be available to sustain operations at whatever level it is needed (i.e., part of a facility, an entire facility, several facilities, or the entire network).

      5.34 The MPI shall include a purging capability that can be identified by the system manager in a table or structured response by data element and compound logical and arithmetic relationships.

      5.35 The system shall provide multiple, searchable, linked image and data bases. These databases would be used for user specified purposes (i.e. sex offenders, gangs, habitual offenders, employees). The system shall provide for the entry of a photo type i.e. arrests (PO1) juveniles (PO7). (Appendix B).

            5.35.1 The system shall allow, at the states discretion, for the partitioning of any of these data bases to protect against unauthorized access. The system shall provide for the addition of photo type databases at no additional cost to the State.

      5.36 The MPI shall provide an audit trail that is easily accessed by any authorized user. This audit trail, at a minimum, shall identify the user, all filles accessed, the order in which these files were accessed, the time and date of each transaction, and the order in which these files were printed. This function shall be sufficient to withstand any legal challenge of the products from the MPI. The successful offeror shall assist in legal challenges at a rate mutually agreed to by the offeror and the State.

      5.37 The MPI shall provide for image enhancement. This capability shall at a minimum, allow for the standardization of background color and subject head size. The system shall ensure that any file that is modified is identified as a modified file. The proposed system shall prevent any modification of an original image file. The offeror shall provide documentation stating the method used for ensuring the file integrity for review by the MPI and the Attorney Generals Office.

      5.38 The MPI shall provide each user agency a report format that will indicate the number of photo's per booking, by operator, the total number of photo's by hour, day and month, and the total current data base size for their site. A summary report shall be provided with the same data for all sites for the system administrator.

      5.39 Local users comments and other free-form entries into the MPI shall be searchable. Searches shall be designed so that the system performance is not adversely affected. Free-form text space allowed shall be no more than 1 line of text.

      5.40 The MPI imaging system shall allow the operator to view, live camera images and select or reject an unlimited number of these views for inclusion in the file.


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                                                35
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      5.41  The system shall automatically associate all images with a specific file, and store the date and time at which it was recorded.

      5.42 The MPI shall allow common characteristics to be selected from a user-maintained list, organized by body type and size facial appearance and features. The user shall be able to describe unusual characteristics in free form text entries. As with other free-form text entries, mug photo descriptions shall be indexed so that may be searched.

      5.43 The User shall be able to retrieve and/or print any image in the system. The retrieval can be accomplished by searching on the PCN number and other numbers. (i.e. agency case number)

      5.44 The User shall be able to retrieve and/or print any mug photo that fits the descriptive characteristics selected from the user maintained list and/or searched among free-form text entries.

      5.45 The MPI shall provide the user with the capability to generate a photo-lineup of up to six mug photos. The system shall retrieve and display all mug photos that contain the distinguishing characteristics that match or substantially match those of the photo-lineup subject. The user shall then be able to select or reject from the mug photos retrieved up to five that, together with the subject's, constitute the photo-lineup. The user shall be able to arrange the selected images in any order and print them to a single sheet for viewing.

      5.46 The User shall be able to print mug photos and or photo-lineups on any printer connected to the MPI.

      5.47  The MPI shall store color images of scars, marks, and tatoos
            (SMT) for each arrestee. The MPI shall automatically associate all images of an inmate's SMT with his or her files, store, the date and time the images were recorded. The MPI shall differentiate images of SMT from mug photo's.

      5.48 The MPI shall classify images as scars, marks, or tatoos. It is preferred that the system use a generic human body drawing to establish the location of SMT. If this option is not availbale, SMT location shall be selected from a user-maintained list (e.g. right upper arm).

      5.49 Common types and subtypes of SMT shall be selectable from a user-maintained list. The user shall be able to describle unusual types and subtypes in free-form text entries. Words on a tattoo shall also be entered as free-form text.

      5.50 For commonly seen and easily identified SMT judged not important enough to photograph, the MPI shall accept descriptive free-form text entries.

      5.51 The user shall be able to retrieve and or print any images of SMT associated with a booking or those of any other person whose SMT have been entered into the system for investigative or identification purposes.

      5.52 The user shall be able to enter a description of an SMT, and retrieve and/or print image that match the description. The user shall be able to select search characteristics from the user-maintained list of locations, types, and subtypes. For unususal SMT, and for the words on tattoos, the user shall be able to enter free-form text entries as search criteria.

      5.53 The capacity to print images of SMT in black and white shall be available on all MPI work stations. The ability to print these images in color shall be made available at user designated stations.

      5.54 The MPI shall allow the user to obtain "Help" for each individual field, while the cursor is in that field, for each entry and inquiry screen. The "Help" function shall give the user a brief explanation of the requirements for that particular field and whether the field is mandatory. The MPI shall allow a user to ask for help for each entry or inquiry module or screen, when the user is in that module or screen. The "Help" function shall provide essential information for the module or screens purpose and usage. The mandatory fields shall be a different color, bold or highlighted.

      5.55 The MPI shall display the current status of a booking. The display shall indicate current status and allow the user to determine what actions are necessary to complete the booking process.





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                                               PAGE  Capital Center, Suite 103
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      5.56  The MPI shall allow the user to access any screen from any other screen, directly, at any time, with minimal use of sub-menuing menuing.

      5.57 The MPI shall include a transaction to down load selected data elements to a file. The data available for down loading will be determined by the user's security access as determined by the system manager.

      5.58 The MPI shall include quality assurance functions that, at a minimum, will compare the currently taken image of an arrestee against the data base and identify any similar or duplicate images. This function shall be selectable at users discretion. This function is required to identify outstanding warrants, aliases, and inaccurate demographic information given at the time of booking.

      5.59 The MPI shall contain an audit function. Each activity performed shall be stored with audit information relating to the specific user performing the activity, and what data the activity relates to. This audit information shall be made available to other user's based on their security profile.

      5.60  The MPI shall allow for on-line data backup and archival devices.

      5.61 The MPI shall accept and correctly process hyphenated names in any name component, first, middle and/or last.

      5.62 The MPI shall use soundex coding in name searches to minimize the impact names with similar and variant spellings and of misspelled names (either on entry or in requesting a name search).

      5.63 Security access to information maintained by the MPI will depend primarily on using object-based security. A combination of an assigned log-on and a password shall be required to sign on, and shall be validated by the system before access is granted.

      5.64 The system shall determine which information or objects a user will have access to, by way of preassigned roles and privileges, and what actions he or she may take with this information or objects. The system shall label all transactions with the users' log-on, time and date.

      5.65 The MPI shall log off any signed-on user who does not make an input into the system for a user-defined interval (e.g. five minutes).

      5.66 The MPI shall require that passwords be changed at user-defined intervals (e.g. every 90 days).

      5.67 The user/administrator shall be provided an application utility to enable the maintenance of system security levels.

      5.68 The MPI shall provide the capability to audit use of the system by determining the transactions performed. Audits shall be limited to a specific time period.

      5.69  The MPI shall provide at a minimum two types of audit reports.
            The system shall produce a summary report which lists only actions taken by the user/users or the position being audited the date and time at which each action was taken, and the ID of the user taking the action. A detailed audit report, which lists the action taken, the specific subjects and/or files against which they were taken, all changes made by or information returned in response to the actions, any explanations for the changes required by the system, and the ID of the user taking the action. The users ID shall be output only once for an audit of an individual user but shall be presented with each action in an audit of workstation use or of all MPI users.

      5.70 The MPI shall accept audit requests made in the following manner, by all users, by a specific user, by specified workstation.

      5.71 The MPI shall restrict the request for a security audit to personnel with appropriate security-access codes as determined by the system manager.


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                                               PAGE  Capital Center, Suite 103
[SEAL] CONTRACT NO.:  AD980064 - 001            24
                                                         15 South 15th Ave
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      5.72  The MPI shall at a minimum, have a security capacity that meets the US Government Department of Defense Standard Class C2 as defined in the Department of Defense Trusted Computer System Evaluation Criteria, December 1985.

      5.73 The MPI must store each activity with audit information relating to the specific user performing the activity, and what data the activity relates to. Such audit information shall be made available to other users based on their security profile.

      5.74 The MPI must allow the user to retrieve and/or print images associated with a past or present inmates record, other persons photographs in the system for identification purposes (these images will be retrieved by PCN or system number), those images that fit descriptive characteristics selected from a user-maintained list or searched from among free-form text entries.

      5.75 The investigative workstation shall be equipped with a color flat bed scanner that, at a minimum, has 600 dpi optical single pass resolution, 36 bit color, the ability to scan legal size paper containing both images and text, and contains OCR software for scanning pages of text. The scanner shall auto-generate and assign an AZAFIS Processing Control Number (PCN) whenever an image is processed for inclusion in the central database.

      5.76 The MPI systems shall be composed of new equipment which has not been previously used in any demonstration or exhibit.

      5.77  The MPI shall allow for data storage expansion of at least three
            (3) times the original storage capability. The State currently generates 350,000 mug photos per year. Exhibit C (attached) shows estimated capture transaction data for each initial site.

      5.78 The MPI shall support an operating system, network operating system and protocol suite which will allow the MPI to interface with other computer systems currently in use within the AZAFIS network.

      5.79 The proposed AZAFIS Mug Photo Subsystem shall be configured adequately to provide acceptable transaction response times during the estimated seven (7) year life of the initial system. The average elapse time for the capturing of mugphoto scars, marks and tattoos, yearbook photos, vehicle photos to the time the centralized database receives the transaction shall not exceed 5 seconds. The average elapse time for receiving a response form an investigative query shall not exceed 15 seconds.

            5.79.1 "Response time" for this procurement is defined as the elapsed time between the transmission of a transaction command or function key and the return of the cursor for the next user entry, or, the display of the last character or pixel of the first page of the transaction's normal response to the video monitor.

            5.79.2 Offerors shall provide average response times for each of their system's transactions.

            5.79.3 In situations where teleprocessing from remote locations will appreciably slow response times, offerors are asked to identify the line speed requirements necessary to support their response time claims. Offerors shall also provide both local and remote average response times for all data intensive transactions. (any transactions that due to its message size is subject to a doubling or more of its local average response time)

            5.79.4 Each offeror shall include an explanation of the method they propose using to demonstrate the accuracy of their response time claims.

6.    OPTIONAL AND HIGHLY DESIRABLE PERIPHERALS.

      (The use of make an model number are for illustrative purposes only and refer to minimum requirement. It shall be understood that equivalent items may be bid)

      6.1   Play Inc. Snappy video frame grabber.


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      6.2   Epson expression flat bed scanner, 600 dpi optical resolution on single pass, 36 bit color, 8 bit gray scale.

      6.3   Panasonic PanaSync S21 Color Monitor.

      6.4   Snap-on, nonglare, monitor cover.

      6.5   Sony up 880 B&W video printer.

      6.6   Facial Recognition Software.

      6.7   Polariod ProPalette HR 6000 color film recorder.

      6.8   Minolta Quickscan 35 film scanner.

      6.9   Kodak Model 8650 Color Printer w/32 MB, raster and post script.

      6.10  Kodak Model DCS 410 Digital Camera.

      6.11  IBIS Latent Pro Forensic Image Enhancement Software.

      6.12  ADOBE Photoshop V4.0

      6.13  Recordable CD Rom.4x write/6x read

      6.14  RAM Upgrades in 8, 16, and 32mb increments.

      6.15  512K Cache upgrade.

      6.16  Basic SCSI controller for Kodak and other external SCSI devices.

      6.17  Kodak Digital Science DC120 Zoom Camera.

      6.18  HP Laser Jet 5 printer with minimum of 12mb RAM.

      6.19  Jail Management system-Identification cards.

      6.20  EPSON Stylist Color 800 Ink Jet Printer.

      6.21 The offeror will provide a listing of all associated supplies and costs.

      6.22  Hi-8mm color camcorder - such as a Canon ES2000.

      6.23  Duplex ID card printer.

      6.24  Windows Office Professional 97.

      6.25  Fujix Photo-Video Imager FV-7.

      6.26  S-VHS VCR.

      6.27  Konica Q-mini digital camera.

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                                               PAGE  Capital Center, Suite 103
[SEAL] CONTRACT NO.:  AD980064 - 001            26
                                                         15 South 15th Ave
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                                                35
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7.    TRAINING

      7.1 The prime contractor shall be responsible for all training throughout the life of the contract at costs specified in the contract.

      7.2 The prime contractor shall provide training to State and member agency personnel that is sufficient in depth and scope to ensure operators can efficiently utilize the system.

      7.3 The prime contractor shall provide handout/reference material which will be included in each training manual required for each student at no additional cost. Training materials must remain current with the system configuration and provided at no additional cost.

      7.4 The training shall begin at each site following the successful installation of equipment.

      7.5 A brief course description, including subject title, objectives, course length time, minimum skill levels and knowledge base of students and recommended number of students, initial and ongoing training costs for each class shall be provided by the prime contractor. Offeror will supply costs for additional and on-going training.

      7.6 The prime contractor shall provide to the State a course schedule to identify starting and completion dates for training at each site.

      7.7 The prime contractor shall provide hands-on training at each initial and subsequent installation site.

      7.8 Training shall accommodate the 24 hours, 7 days a week environment in which the system will be used.

8.    DELIVERY AND INSTALLATION

      8.1 The successful contractor shall provide for INSIDE DELIVERY and installation at each site. The arrangements for all deliveries shall be planned 30 days in advance of such event through cooperative efforts of the AZAFIS Management Section, each installation site, and the successful contractor.

      8.2 Delivery shall be guaranteed by the Contractor within thirty (30) days from the placing of an order.

9.    MAINTENANCE

      9.1 The prime contractor shall have a minimum of two (2) years prior experience with installing training and maintaining electronic imaging systems.

      9.2 The prime contractor shall maintain an adequate inventory of spare parts to ensure expedient repair of equipment within the time frame identified in this proposal.

      9.3 Operating and reference manuals shall be provided to each workstation site at the time of purchase and shall be kept up-to-date.

      9.4 Diagnostic service will be performed via a contractor supplied modem. Security policies and procedures shall be discussed with AZAFIS Management Section. Diagnostic service shall be conducted within one (1) hour of notification by a site. Modem link must be secured against unauthorized access to the system. The successful offeror must provide the State with detailed information on the methods that will be utilized to assure the required level of security.

      9.5 The service area is any where within the borders of the State of Arizona. Service time is seven (7) days per week, twenty-four (24) hours per day.


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      9.6   An initial phone call response shall be received from the service contractor within a half-hour after notification by the agency of a service requirement.

      9.7   On-Site Response Times

            9.7.1  Capture Sites

                   The contractor during the warranty and maintenance contract period will provide on-call maintenance services with on-site response time not to exceed four (4) hours from the time trouble is reported within a 50 mile radius of the metropolitan area of Phoenix and or Tucson. On-site response time shall be no longer than eight (8) hours from the time trouble is reported for the balance of the State. All equipment requiring physical repair or replacement shall be completed within twenty four (24) hours from the time a problem is reported.

            9.7.2  Investigative Sites

                   The contractor during the warrantly and maintenance contract period will provide on-call maintenance services with on-site response time not to exceed twenty-four (24) hours from the time trouble is reported for the entire State. All equipment requiring physical repair or replacement shall be complete within twenty four (24) hours from the time a technician reports on-site.

      9.8   Any capture site reported inoperable for more then twenty four
            (24) hours shall be replaced by the contractor.

      9.9 The prime contractor shall furnish a service report to the State upon completion of each maintenance call and maintain a service record for each piece of equipment serviced. The report at minimum shall include the following:

                   9.9.1             Date and time notified.
                   9.9.2             Time of arrival.
                   9.9.3             Type and model number(s) of machine(s).
                   9.9.4             Time spent for repair.
                   9.9.5             Time repair completed.
                   9.9.6             Service completed.
                   9.9.7             Cause of malfunction.
                   9.9.8             List of parts replaced.
                   9.9.9             Action taken to prevent recurrence.
                   9.9.10            Signature of site representative.
                   9.9.11            Offeror technician responsible for the
                                     repairs.

      9.10 The prime contractor shall provide a preventive maintenance plan to the State for review and approval.

      9.11 The prime contractor shall provide the same maintenance costs for all sites participating in the AZAFIS MPI Mug Photo Interface Subsystem.

10.   WARRANTY

      10.1 All equipment, materials, parts, and other components supplied by the prime contractor to the State and it's member agencies under this specification shall be NEW, and of the LATEST MODEL.

      10.2 The prime contractor shall be held solely responsible for all warranty, repair, or replacement of system hardware and software.

      10.3 The prime contractor shall be solely responsible for all subcontractor hardware and software.


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      10.4  All equipment and software supplied to the State and it's member agencies under this specification shall be fully guaranteed by the prime contractor for a minimum period of twelve (12) months from the date of acceptance by the State.

      10.5 The prime contractor shall describe the warrantly for each system and/or components of each system.

      10.6 Future acquisitions by the STATE or it's MEMBER AGENCIES under this specification shall be fully guaranteed by the contractor for a minimum of twelve (12) months from the date of site acceptance.

      10.7 Any and all defects of design, workmanship, and/or materials, that would result in noncompliance with the contract specifications, shall be fully corrected by the contractor (including parts and labor) without cost to the State and/or it's member agencies.

      10.8 The system shall be considered as functioning in a sub-standard manner when, over a period of thirty consecutive working days, there are two or more service interruptions or one interruption in excess of six hours due to equipment failure.

      10.9 Sub-standard performance over a ninety consecutive day period may result in cancellation of the contract and/or equipment replacement at the contractors expense, at the States discretion.

11.   ACCEPTANCE TESTING

      11.1 Mug Photo Interface Task Force members, other individual's as selected by the AZAFIS Systems Administrator, and one contractor representative will perform acceptance testing of the system.

      11.2 All acceptance testing will be performed and based on accuracy, speed, interfaces, performance representations and specifications made by the offeror and all requirements as stated in the Request for Proposal (RFP) for the initial 17 sites only. Additional capture or investigative stations purchased under any resultant contract will not be subject to this acceptance test.

      11.3 The system acceptance period will be considered successful if throughput/accuracy requirements are satisfied and if each device is operational for ninety-eight percent (98%) of the scheduled operating time during the acceptance period, excluding scheduled downtime. Any other time the system is not operational shall be considered downtime.

            11.3.1 Scheduled downtime not to exceed 4 hours per calendar month.

      11.4  Prior to the acceptance period, the committee as stated in
            Section 13.1, will evaluate the device's performance on a daily basis.

      11.5 The system acceptance period will begin when the equipment is installed and the contractor certifies that the equipment is ready for use.

      11.6 All rerun time resulting from equipment failure and preventative maintenance shall be INCLUDED IN DETERMINING TOTAL PERFORMANCE HOURS. All reconfiguration and reload time shall be included in determining TOTAL PERFORMANCE HOURS.

      11.7 If file are destroyed as a result of a problem with contractor equipment and must be rebuilt, the time required to rebuild the files will be considered "downtime" for the system.

      11.8 The system acceptance period and acceptance testing shall cover a period of 30 consecutive calendar days immediately following delivery and complete system installation.

      11.9 All equipment shall operate in conformance with the published specifications applicable to such items. Subsequent to the system acceptable, items added by amendment to the contract shall operate in conformance with published specifications at the time of the amendment.

------------------------------------------------------------------------------
                    SCOPE OF WORK                    STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                               PAGE  Capital Center, Suite 103
[SEAL] CONTRACT NO.:  AD980064 - 001            29
                                                         15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare Software Incorporated  OF    Phoenix, AZ  85007-3223
                                                35
------------------------------------------------------------------------------

      11.10 No more than one hour will accrue to the performance hours during any one designated clock hour.

      11.11 Equipment shall not be deemed accepted by the State and no charges will be payable or accrued by the State until the standard of performance is met.

      11.12 The AZAFIS Mug Photo Interface Subsystem must be in operation, fully functional and available 98% of the time during the 30 consecutive calendar days of the system acceptance period.

      11.13 If the contractor requests access to failed equipment and the State refuses, then such maintenance will be deferred to a mutually agreeable time and the intervening time will not count against the system acceptance period.

      11.14 If the successful completion of the system acceptance period is not attained within 30 days of the installation date, the State may terminate the agreement, or by mutual agreement of the State and contractor, performance tests may continue. The States's option to terminate the agreement shall remain in effect until such time as a successful completion of the performance period is attained.

12.   COMMUNICATIONS

      12.1 The state currently utilizes T-1 and 56 KB lines in all existing AZAFIS Sites. The AZAFIS transmission protocol is TCP/IP and Frame Relay. See Appendix C for current AZAFIS communications network diagram.

      12.2 The contractor shall be responsible for determining the necessary hardware and software required to interface the MPI system to AZAFIS network.

             12.2.1 The offeror shall document how their system will not degrade in any way the existing throughout, response times and reliability of the current transmission of latents and tenprint cards on the AZAFIS network.

13.   PERSONNEL REQUIREMENTS

      13.1 The contractor shall provide a Project Manager whose project management responsibilities shall include:

             13.1.1  Planning and monitoring project activities.

             13.1.2 Working with the Department of Public Safety Project Coordinator to resolve actual and/or potential problems.

             13.1.3  Reporting on project status.

             13.1.4 Providing analytical and technical expertise as required by the project.

             13.1.5 Obtaining and scheduling the use of required contractor resources.

      13.2 The Department of Public Safety shall provide a Project Coordinator whose project coordination responsibilities shall include:

             13.2.1  Planning and monitoring project activities.

             13.2.2 Working with the contractor Project Manager to resolve actual and/or potential problems.

             13.2.3 Obtaining and scheduling the use of required State resources.

             Coordination with the AZAFIS Operational Procedures Committee to resolve policy and business issues impacting the project.

------------------------------------------------------------------------------
                    SCOPE OF WORK                    STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                               PAGE  Capital Center, Suite 103
[SEAL] CONTRACT NO.:  AD980064 - 001            30
                                                         15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare Software Incorporated  OF    Phoenix, AZ  85007-3223
                                                35
------------------------------------------------------------------------------

14.   SECURITY CHECK

      14.1 The contractor is responsible for obtaining security clearance from the Department of Public Safety for all employees, subcontractors, or material person having access to restricted areas. The State reserves the right to change restricted areas as the work progresses or as police operations may dictate.

      14.2   The contractor grants the right to the Department of Public
             Safety to conduct background and fingerprint check of all employees, subcontractors, and material person's entering designated restricted areas. The background checks shall be conducted prior to any employee, subcontractor, or material person's entering a restricted area and will be based upon information provided to the Department of Public Safety including but not limited to name and date of birth. The information will be provided only to the criminal justice agency representative at least 24 hours in advance of the need for access. The State may in its sole discretion refuse to allow an employee, subcontractor, or material person's access to a restricted area for the following reasons:

             14.2.1  Conviction of a felony.

             14.2.2 Conviction of a misdemeanor (not including traffic or parking violations and petty offense).

             14.2.3 A person is under current investigation or pending trial involving criminal activity.

             14.2.4 Any outstanding warrants (including traffic and parking violations).

             14.2.5  A person currently on parole or probation.

      14.3 The contractor shall include the processing of this paragraph in any subcontract entered into for performance of the work on this project. There will be no additional payment for this procedure, the cost will be included in the lump-sum/unit prices in the proposal.

15.   CUSTOM PROGRAMMING

      15.1 The offeror shall provide a list of hourly rates for each class of offeror employee required to deliver system analysis and programming services commonly associated with the delivery of customer specific system modifications and/or enhancements. Any costs that exceed per diem shall also be identified. Rates quoted shall remain available to the State for no less than the term of the contract, subject to terms and conditions.

      15.2 If custom programming is required as part of the offeror's communications and interface proposal, these costs shall be stated as a fixed amount.

      15.3 This proposal is subject to amendment for future modification/enhancements requested by the State.

------------------------------------------------------------------------------
                    SCOPE OF WORK                    STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                               PAGE  Capital Center, Suite 103
[SEAL] CONTRACT NO.:  AD980064 - 001            31
                                                         15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare Software Incorporated  OF    Phoenix, AZ  85007-3223
                                                35
------------------------------------------------------------------------------

     FOR THE GOODS AND/OR SERVICES SPECIFIED HEREIN, THE FOLLOWING APPLY:

- Delivery is promised within 120 calendar days after receipt of an order. (Refer to Special Terms and Conditions for delivery requirements.)

- If payment is made within 30 calendar days after acceptance of goods and/or services, the above quoted price, excluding sales tax, shall be discounted by 0%. (Refer to Uniform Instructions To Offerors for discount requirements.)


     LINE NO.                        COMMODITY DESCRIPTION                                           U/M             UNIT PRICE
----------------------------------------------------------------------------------------------------------------------------------
        1         127215 - AZAFIS Mug Photo Interface System (MPIS)                                   jb             576,883.10

                  Total purchase price for seventeen (17) initial sites throughout the
                  State of Arizona to include delivery, site-preparation, installation and one (1) year on-site warranty.

                  Manufacturer: ImageWare Software Inc.


                  Model #: Crime Capture System


                  Catalog Discount: 0.0
----------------------------------------------------------------------------------------------------------------------------------
        2         127216 - Maintenance, AZAFIS Mug Photo System Interface                             yr             69,225.97

                  to follow one (1) year on-site warranty.

                  Contract shall charge a single percentage of original system purchase price to cover on-site follow-on maintenance a at 12%

                  Maintenance pricing shall not increase by more than 2% above the previous year's maintenance rate.

                  Catalog Discount: 0.0
----------------------------------------------------------------------------------------------------------------------------------
        3         127418 - AZAFIS MPI Subsystem, Central Database                                     jb            202,811.15

                  To include all development, installation of hardware & software, implementation, services and one (1) year warranty of a central
                  AZAFIS Mug Photo Interface Subsystem at the Department of
                  Public Safety as per the requirements of the Scope of Work.

                  Delivery Location: Metropolitan Phoenix

                  Catalog Discount: 0.0
----------------------------------------------------------------------------------------------------------------------------------
        4         127419 - AZAFIS MPI Subsystem, Central Database, Maint.                             yr               0.00

                  to follow one (1) year warranty.

                  Contractor to provide a firm fixed price to maintain the central site database following the one (1) year warranty at 12%.

                  Maintenance pricing shall not increase by more than 2% above the previous year's maintenance rate for future years of support.

                  Delivery Location: Metropolitan Phoenix

                  Catalog Discount: 0.0
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                    PRICE SHEET                      STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                               PAGE  Capital Center, Suite 103
[SEAL] CONTRACT NO.:  AD980064 - 001            32
                                                         15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare Software Incorporated  OF     Phoenix, AZ  85007-3223
                                                35
------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                 ARIZONA STATE INITIAL MPI SITES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        FULL CAPTURE              INVESTIGATOR
           AGENCY                                LOCATION                               WORKSTATION               WORKSTATION
----------------------------------------------------------------------------------------------------------------------------------
Apache County Sheriff's Office        370 S. Washington ST. - St. Johns, AZ              $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Cochise County Sheriff's Office       836 E. State Highway 80 - Bisbee, AZ               $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Coconino County Sheriff's Office      211 N. Agassiz St. - Flagstaff, AZ                 $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Gila County Sheriff's Office          1100 South St. - Globe, AZ                         $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Graham County Sheriff's Office        523 S. 10th Avenue - Safford, AZ                   $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Greenlee County Sheriff's Office      MP 162 S. Highway 191 - Clifton, AZ                $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
LaPaz County Sheriff's Office         1109 W. Arizona Ave. - Parker, AZ                  $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Maricopa County Sheriff's Office      102 W. Madison St. - Phoenix, AZ                   $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Mohave County Sheriff's Office        415 Pine St. - Kingman, AZ                         $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Navajo County Sheriff's Office        South Highway 77 - Prescott, AZ                    $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Pima County Sheriff's Department      1750 E. Benson Highway - Tucson, AZ                $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Pinal County Sheriff's Office         951 N. Pinal Pkwy. - Casa Grande, AZ               $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Santa Cruz County Sheriff's Office    1250 N. Hohokam Dr. - Nogales, AZ                  $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Yavapai County Sheriff's Office       255 E. Gurley St. - Prescott, AZ                   $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Yuma County Sheriff's Office          141 S. 3rd Avenue - Yuma, AZ                       $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Maricopa County Juvenile Court        3125 W. Durango - Phoenix, AZ                      $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
Pima County Juvenile Court            2225 E. Ajo Way - Tucson, AZ                       $18,272.40                $15,661.90
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR EACH CATEGORY:                                                                  $310,630.80               $266,252.30

----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL FOR STATEWIDE INSTALLATION                                                    $576,883.10

----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    PRICE SHEET                      STATE PROCUREMENT OFFICE
      ----------------------------------------------
                                               PAGE  Capital Center, Suite 103
[SEAL] CONTRACT NO.:  AD980064 - 001            33
                                                         15 South 15th Ave
      ----------------------------------------
       VENDOR: ImageWare Software Incorporated  OF    Phoenix, AZ  85007-3223
                                                35
------------------------------------------------------------------------------

                        CONFIGURATION BREAKDOWN

                        FULL CAPTURE WORKSTATION


   Quantity             Description                                      Hardware $
      1       IBM PC 300XL (6588-42U) Capture Station                     2,551.50
              Pentium II, 266 mhz, PCI/ISA, 100/10 PCI Ethernet
              WOL
              32 MB RAM, 1.4 MB Floppy, 2.5 GB HD
      1       32 MB Additional Memory Module                                244.35
      1       IBM 4.2 GB Deskstar 4 EIDE Hard Drive                         326.70
      1       24X CD ROM Drive                                              249.75
      1       PCI Display Adapter                                         1,147.50
      1       SVGA Monitor, 17"                                             737.10
      1       Keyboard, 101 Key                                               0.00
      1       Mouse                                                           0.00
      1       Camera, NIST Standards                                      4,050.00
      1       3 point lighting system                                     1,343.25
      1       Pan and Tilt Camera mount                                   1,620.00
      1       Reflective Pedestal                                           924.75
      1       Cable Bundle                                                  202.50
              TOTAL HARDWARE                                            $13,397.40
              SOFTWARE                                                   $4,400.00
              DELIVERY/INSTALL                                             $475.00
              PER CAPTURE SITE                                          $18,272.40

                        INVESTIGATIVE WORKSTATION

   Quantity             Description                                      Hardware $

      1       IBM PC 300XL (6588-42U) Investigave Station, Pentium        2,551.50
              II, 266 mhz, PCI/ISA, 100/10 PCI Ethernet WOL, 32 MB
              RAM, 1.44 MB Floppy, 2.5 GB HD
      1       32 MB Additional Memory Modul                                 244.35
      1       IBM 4.2 GB Deskstar 4 EIDE Hard Drive                         326.70
      1       24X CD ROM Drive                                              249.75
      1       SVGA Monitor, 17"                                             737.10
      1       Keyboard, 101 key                                               0.00
      1       Mouse                                                           0.00
      1       Color Flatbed Scanner, 600 DPI, 36 Bit Color                  675.00
      1       Color Printer, Inkjet, 600 DPI, 1 PPM                         675.00
      1       Cable Bundle                                                  202.50
              TOTAL HARDWARE                                             $5,661.90
              SOFTWARE                                                   $9,525.00
              DELIVERY/INSTALL                                             $475.00
              PER INVESTIGATIVE SITE                                    $15,661.90

                     END OF CONTRACT AD980064 - 001 DOCUMENT

------------------------------------------------------------------------------
                    CONTRACT AMENDMENT               STATE PROCUREMENT OFFICE
      ---------------------------------------------   CAPITAL CENTER BUILDING
                                               PAGE    15 SOUTH 15TH AVENUE,
[SEAL] CONTRACT NO.:  AD980064 - 001             1           SUITE 103
                                                        PHOENIX, ARIZONA 85007
      ----------------------------------------
       AMENDMENT NO: ZZY2K                      OF         WENDY SUMMERS
                                                 1
------------------------------------------------------------------------------



                      THIS IS A CONFIRMING AMENDMENT:


The contract is amended to incorporate the attached Declaration of Contract Performance Through the Year 2000.














------------------------------------------------------------------------------
The above referenced contract is hereby executed

this Nineteenth (19th) Day of                      /s/ John O. Adler
                                                   ---------------------------
                                                   JOHN O. ADLER, C.P.P.O.,
February, 1999, at Phoenix, Arizona                PROCUREMENT OFFICER
                                                   ADMINISTRATOR, PROFESSIONAL
                                                   SERVICES

                                ATTACHMENT A

                     DECLARATION OF CONTRACT PERFORMANCE
                             THROUGH YEAR 2000


THE CONTRACTOR, IMAGEWARE SOFTWARE INCORPORATED, HEREBY DECLARES THAT THE

PRODUCTS OR SERVICES REQUIRED UNDER CONTRACT NUMBER AD980064-001 BETWEEN THE

CONTRACTOR AND THE STATE OF ARIZONA WILL COMPLY IN ALL RESPECTS TO THE

PERFORMANCE AND DELIVERY REQUIREMENTS OF THE CONTRACT.

FURTHER, THE CONTRACTOR DECLARES THAT ITS AND ANY SUBCONTRACTORS PERFORMANCE

WILL NOT BE IMPAIRED BY YEAR 2000 RELATED DEFICIENCIES.


                         YES   X     NO        DON'T KNOW
                             --------   -------           ------------

                                         12-8-1998
                                    --------------------
                                            DATE

                                 /s/ Mike Stein
                                ---------------------------
                                          SIGNATURE


                                  Mike Stein     Programmer
                           -----------------------------------------
                             NAME AND TITLE OF AUTHORIZED OFFICIAL



                                    ROUTE TO: GECOLA WARD